UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 9, 2012

Global Gold Corporation

(Exact name of registrant as specified in its charter)

Delaware	02-69494	13-3025550
(State or other jurisdiction	(Commission	(IRS
of incorporation)	File Number)	Identification No.)

555 Theodore Fremd Avenue, Rye, NY	10580
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 925-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On April 13, 2012, the Company entered into an “Amended Joint Membership Interest Purchase Agreement” with Amarant Mining Ltd. (“Amarant”) to amend the parties’ December 2, 2011 “Joint Membership Interest Purchase Agreement” as follows: the 1 million  dollar payment from Amarant due the Company on December 15, 2011 shall be paid by April 20, 2012; the three “Additional Payments” of 1 million dollars due on each of December 15, 2012, December 15, 2013, and December 15, 2014 shall all be paid in a lump sum of three million dollars prior to May 31, 2012, all as set out more particularly in Exhibit 99.1.

On April 13, 2012, the Company also received a guaranty from Contender Kapital of Stockholm Sweden that if Amarant fails to make the 1 million dollar payment to the Company on or before Friday April 20, 2012, Contender Kapital will satisfy the 1 million dollar payment, as set out more particularly in Exhibit 99.2.

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 9, 2012, the Chief Executive Officer and the Chief Financial Officer of Global Gold, after consultation with its independent registered accounting firm, Sherb & Co. LLP, determined that the Company will be required to amend its financial statements included in the June 30, 2011 and September 30, 2011 Form 10-Qs and that its financial statements in the June 30, 2011 and September 30, 2011 Form 10-Qs should no longer be relied upon.  The amendments effect the classification of monies received from Consolidated Resources USA, LLC (“CRU”), in accordance with the April 27, 2011 joint venture agreement (the “JV Agreement”). The amount received will be reclassified from income to a liability pending closing or termination of the joint venture.  Subject to satisfaction of the contractual terms and conditions, the JV Agreement calls for a closing date of April 26, 2012.

The Company is in the process of preparing and filing its Form 10-K which will reflect this determination as well as the applicable Form 10-Q/As, which will cover the quarters ended June 30, 2011 and September 30, 2011, and amended disclosure notes. See Exhibit 99.3, below.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Amended Joint Membership Interest Purchase Agreement with Amarant Mining Ltd.

99.2	Guarantee Letter from Contender Kapital AB, dated April 13, 2012.

99.3	Accountants' Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2012	Global Gold Corporation

	By:	/s/ Van Z. Krikorian
	Name:	Van Z. Krikorian
	Title:	Chairman & Chief
Executive Officer